UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   January 3, 2006
                                                        ------------------------

                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          000-51290                                   52-1841431
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     (Commission File Number)                (IRS Employer Identification No.)

          270 Sylvan Avenue
        Englewood Cliffs, New Jersey                    07632
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  (Address of Principal Executive Offices)            (Zip Code)

                                 (201) 894-8980
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On January 5, 2006, the Board of Directors (the "Board") of EpiCept Corporation ("EpiCept") awarded the following options to acquire a total of 1,685,472 shares of EpiCept common stock pursuant to EpiCept's 2005 Equity Incentive Plan (the "2005 Plan") to certain executive officers of EpiCept: (1) options to purchase 1,242,655 shares granted to John V. Talley (President and Chief Executive Officer) (the "Talley Options"), (2) options to purchase 211,567 shares granted to Robert W. Cook (Chief Financial Officer and Senior Vice President, Finance and Administration) (the "Cook Options"), (3) options to purchase 112,500 shares granted to Dileep Bhagwat (Senior Vice President, Pharmaceutical Development) (the "Bhagwat Options"), (4) options to purchase 28,125 shares to Dov Elefant (Vice President, Finance and Administration,), (5) options to purchase 28,125 shares to Earle Lockhart (Vice President, Clinical and Regulatory Affairs), (6) options to purchase 22,500 to Oliver Weidemann (Managing Director - EpiCept GmbH), (7) options to purchase 20,000 shares to Ben Tseng (Vice President - Research), and (8) options to purchase 20,000 shares to Michael McClurg (Vice President - Oncology Business Development). EpiCept also awarded the following options to non-executive directors: (a) options to purchase 40,000 shares granted to Robert Savage, (b) options to purchase 25,000 shares granted to Guy Jackson, (c) options to purchase 10,000 shares granted to Gert Caspritz and (d) options to purchase 10,000 shares granted to Gerhard Waldheim (the "Board Grants"). EpiCept also awarded the following additional options to non-executive directors: (A) options to purchase 100,000 shares granted to Robert Savage and (B) options to purchase 35,000 shares granted to each of Guy Jackson, Gerhard Waldheim, John Bedard and Wayne Yetter (the "Additional Board Grants").

           The exercise price of the options is $5.84 per share. The options vest as follows: (i) 25% of the Talley Options vests on the date of grant with the remainder vesting ratably on a monthly basis through August 2008, (ii) 25% of the Cook Options and Bhagwat Options vest on the date of grant with the remainder vesting ratably on a monthly basis over 48 months, (iii) the other options granted to executive officers vest ratably on a monthly basis over 48 months, (iv) options to purchase 27,500 shares for the Board Grant to Robert Savage vest on the date of grant and the remainder vest ratably on a monthly basis over 12 months, (v) options to purchase 20,000 shares of the Board Grant to Guy Jackson vest on the date of grant and the remainder vests ratably on a monthly basis over 12 months, (vi) 50% of the other Board Grants vest on the date of grant and the remainder vests ratably on a monthly basis over 12 months,
(vii) one-third of the Additional Board Grants awarded to Messrs. Savage, Jackson and Waldheim vest immediately with the remainder vesting ratably on a monthly basis over 24 months and (viii) the other Additional Board Grants vest ratably on a monthly basis over 36 months. Each of the options expire on January 5, 2016. Each of the options was granted under the 2005 Plan, and the form of Stock Option Agreement for Mr. Talley, Mr. Cook and the other grantees are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

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
           Upon the completion of the Merger (as defined below), Mr. Talley, EpiCept's President and Chief Executive Officer, was awarded a bonus of $175,000 and will receive an additional $75,000 upon the completion of a financing that fully funds EpiCept's then current business plan. In addition, the Board has granted Mr. Talley a performance-based incentive bonus of $175,000 for 2005.

           Upon the completion of the Merger, Mr. Cook, EpiCept's Chief Financial Officer, was awarded a bonus of $63,750 and will receive an additional $26,875 upon the completion of a financing that fully funds EpiCept's then current business plan. In addition, the Board has granted Mr. Cook a performance-based incentive bonus of $62,500 for 2005.

           Upon completion of the Merger, EpiCept awarded a bonus to Dov Elefant, EpiCept's Controller and Vice President, Finance and Administration in the amount of $25,000 and awarded a bonus in the amount of $10,000 to Oliver Wiedemann, the Managing Director - Medical Affairs of EpiCept GmbH.

           Upon completion of the Merger, EpiCept entered into a new Registration Rights Agreement with various holders of its common stock. The new Registration Rights Agreement provides holders of 9,177,518 shares of EpiCept's Common Stock with demand, piggy-back and Form S-3 registration rights. The Registration Rights Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

           Upon completion of the Merger, EpiCept terminated its Amended and Restated Stockholder Rights Agreement, its Amended and Restated Registration Rights Agreement, and its Amended and Restated Voting Agreement and entered into a new Registration Rights Agreement, as described in Item 1.01 above.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

           On January 4, 2006, EpiCept completed its acquisition of Maxim Pharmaceuticals, Inc. ("Maxim"). Pursuant to the Agreement and Plan of Merger, dated as of September 6, 2005 (the "Merger Agreement"), among EpiCept, Magazine Acquisition Corp., a wholly owned subsidiary of EpiCept ("Merger Sub"), and Maxim, Merger Sub merged with and into Maxim (the "Merger"), as a result of which Maxim became a wholly owned subsidiary of EpiCept.

           Under the terms of the Merger Agreement, each issued and outstanding share of Maxim common stock was converted into the right to receive 0.203969 of a share of EpiCept common stock. EpiCept issued approximately 5.8 million shares to former Maxim stockholders, giving them an ownership of approximately 28% of the outstanding stock of EpiCept.

           The proxy statement/prospectus mailed to the security holders of Maxim, forming a part of EpiCept's Registration Statement on Form S-4 (Registration Number 333-129357) filed with the Securities and Exchange Commission on November 1, 2005, as amended on November 9, 2005, provides certain information about the Merger, EpiCept, Merger Sub and Maxim.


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
           The Merger Agreement and the press release dated January 4, 2006 are filed as Exhibits 2.1 and 99.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

           In connection with the Merger, EpiCept issued 12,850,579 shares of its common stock, par value $0.0001, upon conversion of its Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and its convertible debt and upon the exercise of its existing warrants. The shares were issued to: TVM IV GmbH & Co. KG, The Merlin Biosciences Fund L.P., The Merlin Biosciences Fund GbR, Gold-Zack Partners 1 B.V., Sanders Opportunity Fund, L.P., Sanders Opportunity Fund (Institutional), L.P., Private Equity Direct Finance, TVM III Limited Partnership, GZ Paul Partners BV, IKB Private Equity GmbH, Technologie-Beteiligungs Gesellschaft mbH der Deutschen Ausgleichsbank, Alpinvest Partners N.V., KB Lux Venture Capital Fund, Jack Talley, Hans Dichand, Pharmed Holding GmbH, Hellmut Kirchner, Gerhard Waldheim, Friedrich Dieckell, Erik Hornnaess, Ernst-Gunter Afting, Claus Dieckell, Vivian A. Day and Michael Dieckell.

           The sales of the above securities were deemed to be exempt from registration in reliance on Section 4(2) of the Securities Act or Regulation D or Regulation S promulgated thereunder as transactions by an issuer not involving any public offering. All recipients were either accredited, sophisticated investors or non-U.S. persons, as those terms are defined in the Securities Act and the regulations promulgated thereunder. The recipients of securities in each such transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificates and other instruments issued in such transactions. All recipients either received adequate information about us or had access, through employment or other relationships, to such information.

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS

           The information set forth under Item 1.02 and Item 5.03 is hereby incorporated by reference into this Item 3.03.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

           On January 4, 2006, the Board accepted the resignations of Ernst-Gunter Afting, Mark Docherty and Thorlef Spickschen from the Board. At the same time, the Board also decreased the size of the Board from eight to seven members and elected John Bedard and Wayne Yetter as Directors of EpiCept, effective January 4, 2006. Messrs. Bedard and Yetter were elected as directors pursuant to the Merger Agreement, which required that two members of Maxim's Board of Directors be named to the Board as of the closing of the Merger. Mr. Bedard will serve on the Compensation Committee of the Board and Mr. Yetter will serve on the Nominating and Corporate Governance Committee of the Board.

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
           The following is the biographical information regarding the new Directors of the Company:

           John F. Bedard, age 55, served as a director of Maxim from 2004 until the closing of the Merger. Mr. Bedard has been engaged as a principal in a pharmaceutical consulting practice since 2002. Prior to that, he served in senior management positions during a 15-year career at Bristol-Myers Squibb, a pharmaceutical company, most recently as Vice President, FDA Liaison and Global Strategy. In that position, Mr. Bedard was the liaison with the FDA for new drug development, and he was also responsible for global development plans and registration activities for new drugs. Before his tenure at Bristol-Myers Squibb, Mr. Bedard held senior regulatory affair positions at Smith Kline & French Laboratories and Ayerst Laboratories.

           Wayne P. Yetter, age 59, served as a director of Maxim from 2003 until the closing of the Merger. Mr. Yetter became the President and Chief Executive Officer of Odyssey Pharmaceuticals, Inc., a specialty pharmaceuticals subsidiary of PLIVA, d.d., in November 2004. Mr. Yetter was the founder of BioPharm Advisory, LLC in 2003 and served as Chairman of the Board of Directors and Chief Executive Officer of Synavant Inc., a pharmaceutical customer relationship management solutions company, from 2000 to 2003. From 1999 to 2000, Mr. Yetter served as Chief Operating Officer at IMS Health, Inc., which provides information services for the healthcare industry. From 1997 to 1999, he served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation. From 1994 to 1997, he served as President and Chief Executive Officer of Astra Merck, Inc., a division of Merck & Co. From 1991 to 1994, Mr. Yetter served as General Manager and then President of Astra Merck. Mr. Yetter currently serves on the Board of Directors of Transkaryotic Therapies, Inc., Noven Pharmaceuticals, Inc. and Matria Healthcare, Inc.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

           On January 3, 2006, EpiCept filed a Certificate of Amendment to its Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Delaware in order to effectuate a one-for-four reverse stock split.

           Following the Merger, on January 4, 2006, EpiCept filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

           Upon the closing of the Merger, EpiCept adopted the Amended and Restated Bylaws, which were duly approved and adopted by the Board on December 7, 2005.

           The Certificate of Amendment, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

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
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

EpiCept intends to file by amendment to this Current Report on Form 8-K the required historical financial information no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)   Pro Forma Financial Information.

EpiCept intends to file by amendment to this Current Report on Form 8-K the required pro forma financial information no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.


(d)   Exhibits.

      Exhibit No.                      Exhibit
      -----------                      -------

         2.1 Agreement and Plan of Merger, dated as of September 6, 2005, among EpiCept Corporation, Magazine Acquisition Corp. and Maxim Pharmaceuticals, Inc. (incorporated by reference to
                    Exhibit 2.1 to the Current Report on Form 8-K, dated September 6, 2005, filed by Maxim Pharmaceuticals, Inc.).

         3.1 Certificate of Amendment to Certificate of Incorporation, as filed on January 3, 2006 with the Secretary of State of the State of Delaware.

         3.2 Amended and Restated Certificate of Incorporation, as filed on January 4, 2006 with the Delaware Secretary of State of the State of Delaware.

         3.3        Amended and Restated By-laws.

         10.1       Form of Stock Option Agreement for Mr. Talley.

         10.2       Form of Stock Option Agreement for Mr. Cook.

         10.3       Form of General Stock Option Agreement.

         10.4 Registration Rights Agreement, dated as of September 6, 2005, by and among the Company and the stockholders signatory thereto.

         99.1       Press Release issued by EpiCept Corporation on January 4,
                    2006.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EPICEPT CORPORATION
                                        (Registrant)


Date:  January 9, 2006                  By:   /s/ Robert W. Cook
                                             -----------------------------------
                                             Name:    Robert W. Cook
                                             Title:   Chief Financial Officer













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
                                  EXHIBIT INDEX

      Exhibit No.                      Exhibit
      -----------                      -------

         2.1 Agreement and Plan of Merger, dated as of September 6, 2005, among EpiCept Corporation, Magazine Acquisition Corp. and Maxim Pharmaceuticals, Inc. (incorporated by reference to
                    Exhibit 2.1 to the Current Report on Form 8-K, dated September 6, 2005, filed by Maxim Pharmaceuticals, Inc.).

         3.1 Certificate of Amendment to Certificate of Incorporation, as filed on January 3, 2006 with the Secretary of State of the State of Delaware.

         3.2 Amended and Restated Certificate of Incorporation, as filed on January 4, 2006 with the Delaware Secretary of State of the State of Delaware.

         3.3        Amended and Restated By-laws.

         10.1       Form of Stock Option Agreement for Mr. Talley.

         10.2       Form of Stock Option Agreement for Mr. Cook.

         10.3       Form of General Stock Option Agreement.

         10.4 Registration Rights Agreement, dated as of September 6, 2005, by and among the Company and the stockholders signatory thereto.

         99.1       Press Release issued by EpiCept Corporation on January 4,
                    2006.



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